Exhibit 99.2
HIVELIVE, INC.
(A Development Stage Company)
Financial Statements
and
Independent Auditors’ Report
December 31, 2008 and 2007

HIVELIVE, INC.
(A Development Stage Company)

INDEPENDENT AUDITORS’ REPORT
Board of Directors and Stockholders
HiveLive, Inc.
Boulder, Colorado
We have audited the accompanying balance sheet of HiveLive, Inc. (the “Company”) as of December 31, 2008, and the related statements of operations, changes in stockholders’ equity and cash flows for the year then ended and for the cumulative period November 30, 2005 (Inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of HiveLive, Inc. as of December 31, 2007 and for the year and cumulative period ended December 31, 2007, were audited by other auditors whose report dated May 12, 2008, expressed an unqualified opinion on those statements. Therefore, our opinion, insofar as it relates to cumulative amounts included prior to January 1, 2008, is based solely on the reports of such other auditors.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the HiveLive, Inc. as of December 31, 2008, and the results of its operations and its cash flow for the year then ended and for the cumulative period November 30, 2005 (Inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has experienced circumstances which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Ehrhardt Keefe Steiner & Hottman PC
March 20, 2009
Boulder, Colorado

HIVELIVE, INC.
(A Development Stage Company)
Balance Sheets

	December 31,
	2008	2007
Assets
Current assets
Cash and cash equivalents	$3,116,235	$491,454
Restricted cash	50,000	—
Accounts receivable	125,408	21,450
Deferred direct costs of revenue	138,724	—
Other assets	57,676	4,572

Total current assets	3,488,043	517,476

Non-current assets
Property and equipment, net	220,922	37,166
Deferred direct costs of revenue, net of current portion	82,393	—
Deposits	23,906	10,479

Total non-current assets	327,221	47,645

Total assets	$3,815,264	$565,121

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$172,590	$92,921
Deferred revenue	229,001	8,235
Current portion of long-term debt	166,667	—

Total current liabilities	568,258	101,156

Non-current liabilities
Long-term debt, net of current portion	822,426	—

Total liabilities	1,390,684	101,156

Stockholders’ equity
Preferred Series A stock, $0.001 par value. Authorized 13,392,034 and 20,528,948 shares; 13,241,920 and 12,695,506 shares issued and outstanding as of December 31, 2008 and 2007, respectively	2,171,984	2,082,877
Preferred Series B stock, $0.001 par value. Authorized 18,240,693 and 0 shares; 17,009,495 and 0 shares issued and outstanding as of December 31, 2008 and 2007, respectively	5,526,617	—
Common stock, $0.001 par value. Authorized 50,000,000 and 34,038,948 shares; 11,510,000 shares issued and outstanding at December 31, 2008 and 2007, respectively	11,510	11,510
Additional paid-in capital	41,065	20,184
Deficit accumulated during the development stage	(5,326,596)	(1,650,606)

Total stockholders’ equity	2,424,580	463,965

Total liabilities and stockholders’ equity	$3,815,264	$565,121

See notes to financial statements.

HIVELIVE, INC.
(A Development Stage Company)
Statements of Operations

			For the
			Cumulative
			Period
			November 30,
			2005
	For the Years Ended		(Inception) to
	December 31,		December 31,
	2008	2007	2008
Revenues	$364,408	$89,266	$468,674

Operating expenses
Sales and marketing	2,183,864	370,199	2,554,063
Direct costs and expenses	92,851	14,127	114,936
Product development	870,295	619,667	1,501,906
General and administrative	923,749	475,283	1,656,353

Total operating expenses	4,070,759	1,479,276	5,827,258

Loss from operations	(3,706,351)	(1,390,010)	(5,358,584)

Other income (expense)
Interest income	40,833	25,689	66,522
Interest expense	(10,472)	(164)	(34,534)

Total other income	30,361	25,525	31,988

Net loss	$(3,675,990)	$(1,364,485)	$(5,326,596)

See notes to financial statements.

HIVELIVE, INC.
(A Development Stage Company)
Statement of Changes in Stockholders’ Equity
For the Period November 30, 2005 (Inception) to December 31, 2008

								Accumulated
								Deficit During
	Convertible Redeemable Preferred Stock						Additional	the	Total
	Series A		Series B		Common Stock		Paid-in	Development	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stage	Equity
Balance — November 30, 2005 (Inception)	—	$—	—	$—	—	$—	$—	$—	$—

Issuance of preferred stock, net of offering costs of $17,009	9,307,070	1,532,990	—	—	—	—	—	—	1,532,990

Conversion of promissory note to preferred stock	632,347	105,312	—	—	—	—	—	—	105,312

Issuance of Series A warrants upon conversion of promissory note to preferred stock	—	—	—	—	—	—	18,411	—	18,411

Sale of common stock for cash	—	—	—	—	1,310,000	1,310	—	—	1,310

Common stock issued for services	—	—	—	—	4,216,667	4,217	—	—	4,217

Net loss	—	—	—	—	—	—	—	(286,121)	(286,121)

Balance — December 31, 2006	9,939,417	1,638,302	—	—	5,526,667	5,527	18,411	(286,121)	1,376,119

Issuance of preferred stock, net of offering costs of $14,425	2,756,089	444,575	—	—	—	—	—	—	444,575

Common stock issued for services	—	—	—	—	5,983,333	5,983	—	—	5,983

Stock-based compensation							1,773		1,773

Net loss	—	—	—	—	—	—	—	(1,364,485)	(1,364,485)

Balance — December 31, 2007	12,695,506	2,082,877	—	—	11,510,000	11,510	20,184	(1,650,606)	463,965

Issuance of preferred stock, net of offering costs of $1,893	546,414	89,107	—	—	—	—	—	—	89,107

Issuance of preferred stock, net of offering costs of $68,316	—	—	17,009,495	5,526,617	—	—	—	—	5,526,617

Issuance of Series B warrants in conjunction with debt issuance	—	—	—	—	—	—	12,107	—	12,107

Stock-based compensation	—	—	—	—	—	—	8,774	—	8,774

Net loss	—	—	—	—	—	—	—	(3,675,990)	(3,675,990)

Balance — December 31, 2008	13,241,920	$2,171,984	17,009,495	$5,526,617	11,510,000	$11,510	$41,065	$(5,326,596)	$2,424,580

See notes to financial statements.

HIVELIVE, INC.
(A Development Stage Company)
Statements of Cash Flows

			For the
			Cumulative
			Period
			November 30,
			2005 (Inception)
	For the Years Ended		to
	December 31,		December 31,
	2008	2007	2008
Cash flows from operating activities
Net loss	$(3,675,990)	$(1,364,485)	$(5,326,596)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation expense	48,065	13,517	64,404
Common stock issued for services	—	5,983	10,200
Stock-based compensation	8,774	1,773	10,547
Value of warrants issued upon debt conversion	—	—	18,411
Amortization of debt discount	1,200	—	1,200
Changes in operating assets and liabilities
Accounts receivable	(103,958)	(21,450)	(125,408)
Prepaid commissions	(221,117)	—	(221,117)
Other assets	(53,104)	879	(57,676)
Deposits	(13,427)	(200)	(23,906)
Accounts payable and accrued liabilities	79,669	40,063	177,902
Deferred revenue	220,766	3,235	229,001

Net cash used in operating activities	(3,709,122)	(1,320,685)	(5,243,038)

Cash flows from investing activities
Purchase of property and equipment	(231,821)	(41,158)	(285,326)
Restricted cash	(50,000)	—	(50,000)

Net cash used in investing activities	(281,821)	(41,158)	(335,326)

Cash flows from financing activities
Proceeds from issuance of preferred stock	5,685,933	444,575	7,694,932
Equity offering costs	(70,209)	—	(101,643)
Proceeds from convertible note payable	—	—	100,000
Proceeds from note payable	1,000,000	—	1,000,000
Proceeds from the issuance of common stock	—	—	1,310

Net cash provided by financing activities	6,615,724	444,575	8,694,599

Net increase (decrease) in cash and cash equivalents	2,624,781	(917,268)	3,116,235

Cash and cash equivalents — beginning of year	491,454	1,408,722	—

Cash and cash equivalents — end of year	$3,116,235	$491,454	$3,116,235

(Continued on following page)
See notes to financial statements.

HIVELIVE, INC.
(A Development Stage Company)
Statements of Cash Flows
(Continued from previous page)
Supplemental disclosure of cash flow information:

			For the
			Cumulative
			Period
			November 30,
			2005
	For the Years Ended		(Inception) to
	December 31,		December 31,
	2008	2007	2008
Cash paid for interest	$9,274	$164	$9,477

Conversion of promissory note and accrued interest to Series A preferred stock	$—	$—	$105,312

Debt discount recognized from issuance of debt with warrants	$12,107	$—	$12,107

See notes to financial statements.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 1 — Description of Business and Summary of Significant Accounting Policies
HiveLive, Inc. (the “Company”) was incorporated in the state of Delaware on November 30, 2005. The Company is headquartered in Boulder, Colorado and is engaged in the design, development, and licensed use of websites that connect groups of people, information, and permissions to create flexible information systems. The Company’s platform integrates social and information networks creating customer, employee and partner communities, which helps customers create brand loyalty, increase organization, and align goals. As significant business activities have not commenced, the Company is considered to be in the development stage.
The Company is subject to various risks and uncertainties frequently encountered by companies in the development stage. Such risks and uncertainties include, but are not limited to developing technology, its limited operating history, competition from other service providers, dependence on key personnel, and management of rapid growth. To address these risks, the Company must, among other things, successfully develop its customer base, successfully execute its business and marketing strategy, successfully develop its technology, provide superior customer service and attract, retain and motivate qualified personnel. There can be no guarantee that the Company will be successful in addressing these or other such risks.
Cash and Cash Equivalents
The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions it invests with. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits. The Company is required to maintain a certificate of deposit of $50,000 with its lender until October 2009, which is reflected as restricted cash on the accompanying balance sheet.
Accounts Receivable
Accounts receivable are stated at estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectibility, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances. As of December 31, 2008 and 2007, management determined that there were no uncollectible accounts and, accordingly, an allowance for doubtful accounts has not been recorded.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 1 — Description of Business and Summary of Significant Accounting Policies (continued)
Customer Concentration
The Company has certain customers that comprise a significant portion of its revenue and accounts receivable as detailed below:

					As of and for the
					Cumulative Period
					November 30, 2005
	As of and for the Years Ended December 31,				(Inception) to
	2008		2007		December 31, 2008
	Percentage	Customers	Percentage	Customers	Percentage	Customers
Revenue	63%	3	95%	3	67%	3
Accounts receivable	26%	2	100%	2	26%	2
Deferred Direct Costs of Revenue
Deferred direct costs of revenues are the incremental direct costs associated with revenues that are being deferred. Such capitalized costs are charged to expense proportionally and over the same period that deferred revenue is recognized as revenue. Deferred direct costs of revenue consists primarily of prepaid commissions.
Property and Equipment
Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from three to five years and the lesser of the lease term or estimated useful life for leasehold improvements.
Long-Lived Assets
The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered. The Company looks primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired. The Company has determined that no impairments are necessary for the periods presented.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 1 — Description of Business and Summary of Significant Accounting Policies (continued)
Revenue Recognition
The Company recognizes revenue in accordance with Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition in Financial Statements, when the following criteria have been met: persuasive evidence of an arrangement exists, the fees are fixed or determinable, no obligations remain, and collection of the related receivable is reasonably assured.
The Company has certain contracts which are multiple element arrangements and provide for several deliverables to the customer that may include community set-up, on-line community hosting, on-line community management, and consulting. Accordingly, these contracts are accounted for in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. EITF No. 00-21 requires that the Company assess whether the different elements qualify for separate accounting. Because the Company does not believe that the community set-up activities have value to the customer on a standalone basis, this element does not qualify for separate accounting. Accordingly, fees received from set-up activities are combined with the amounts allocable to the relevant undelivered item(s) within the contract.
Revenues from community set-up activities are deferred and recognized ratably over the related development and service portions of the contract. Revenues are from on-line community hosting, on-line community management, and consulting are recognized as the services are provided.
Research and Development Costs
Expenditures made for research and development are charged to expense as incurred.
Advertising Costs
Advertising costs are charged to expense as incurred.
Stock-Based Compensation
The Company accounts for share based payments under Statement of Financial Accounting Standards (“SFAS”) No. 123(R), Share-Based Payment, which requires companies to recognize compensation expense for share-based payments based upon the estimated fair value of the awards. SFAS 123R also requires that benefits of tax deductions in excess of compensation cost recognized for stock awards and options (“excess tax benefits”) be presented as financing cash inflows in the Statement of Cash Flows.
Under SFAS 123R, the Company records compensation expense for all share based payments to employees based on estimated grant date fair value reduced by estimated forfeitures. The Company has currently estimated for forfeiture rate between ten and twelve percent. The Company records compensation expense related to non-employees under the provisions of SFAS 123R and EITF Issue No. 96-18, Accounting for Equity Instruments that are Issued to other than Employees for Acquiring, or in Conjunction with Selling Goods or Services, and recognizes compensation expenses over the vesting period of such awards.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 1 — Description of Business and Summary of Significant Accounting Policies (continued)
Income Taxes
The Company uses the liability method of accounting for income taxes as set forth in SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes deferred tax liabilities and assets based on the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. The Company establishes a valuation allowance for all deferred tax assets for which there is uncertainty regarding realization.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Recently Issued Accounting Pronouncements
On June 15, 2008 the EITF ratified EITF Issue No. 07-5, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock. EITF No. 07-5 provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. EITF No. 07-5 will require additional analysis as to whether an instrument (or Embedded Feature), has anti-dilution provisions which may result in liability classification. EITF No. 07-5, is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Upon adoption, the Company will reclassify the fair value of any embedded anti-dilution features which are not deemed to be indexed to the Company’s common stock to a liability. The cumulative effect of any change in accounting principle shall be recognized as an adjustment to the opening balance of accumulated deficit for the 2009 fiscal year.
Note 2 — Going Concern
To date, the Company has funded its activities primarily through private equity placement offerings. The Company is still in the development stage and has yet to generate revenues sufficient to create positive cash flows and most likely will be dependent upon future private equity placements in order to execute its business plan. However, there can be no assurance that the Company will be able to continue to raise additional capital until profitability is achieved, which raises substantial doubt about its ability to continue as a going concern.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 3 — Balance Sheet Disclosures
Property and equipment consist of the following:

	December 31,
	2008	2007
Computer equipment	$146,251	$49,891
Office equipment	123,951	3,614
Leasehold improvements	15,124	—

	285,326	53,505
Less accumulated depreciation	(64,404)	(16,339)

	$220,922	$37,166

Depreciation expense for the years ended December 31, 2008 and 2007 and cumulative period ended December 31, 2008 was $48,065, $13,517 and $64,404, respectively.
Note 4 — Income Taxes
The Company did not provide a current or deferred US federal, state or foreign income tax provision or benefit for any of the periods presented because it has experienced recurring operating losses. The Company has provided a full valuation allowance on the deferred tax asset, consisting primarily of the net operating losses, because of uncertainty regarding its realizability.
At December 31, 2008, the Company had net operating losses of approximately $5,000,000 related to US federal, foreign and state jurisdictions. Utilization of the net operating loss, which expires at various times starting in 2025, may be subject to certain limitations under Section 382 of the Internal Revenue Code of 1986.
Note 5 — Commitments and Contingencies
Operating Leases
The Company leases facilities under non-cancelable operating leases. Rent expense for the years ended December 31, 2008 and 2007 and for the cumulative period ended December 31, 2008 was $71,574, $57,008 and $128,582, respectively.
The Company entered into a non-cancelable hosting service agreement with a third party. Service expense for the years ended December 31, 2008, 2007 and for the cumulative period ended December 31, 2008 was $38,740, $0 and $38,740, respectively.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 5 — Commitments and Contingencies (continued)
Operating Leases (continued)
Future minimum lease payments under these agreements are approximately as follows:

Year Ending December 31,
2009	$197,979
2010	159,239
2011	13,627
2012	—
2013	—

$370,845

Note 6 — Long-Term Debt
On July 31, 2008 the Company entered into a $1,000,000 note payable with a bank. The note matures on June 1, 2012. The note bears an interest rate of prime plus 0.38% (4.38% at December 31, 2008) and is payable monthly. The principal balance of the note and accrued interest is payable in thirty-six equal installments beginning July 1, 2009. The note is collateralized by substantially all assets of the Company and is subject to defined financial reporting and operating covenants.
Approximate maturities of long-term debt are as shown below with the difference between the balance sheet and future maturities being attributable to the debt discount described in the following paragraph:

Year Ending December 31,
2009	$167,000
2010	324,000
2011	340,000
2012	169,000

$1,000,000

Additionally, the note was issued with 60,804 detachable warrants to purchase shares of the Company’s Series B preferred stock for $0.32893 per share, of which 30,402 were issued on July 31, 2008 and 30,402 were issued on October 22, 2008. The value of the warrants was recorded as a discount to the note in the amount of $12,107. The discount on the note is accreted to interest expense over the term of the note using the effective interest method. For the year ended December 31, 2008, $1,200 was recognized as interest expense due to the accretion of the discount on the note. The value of the warrants was calculated using the Black-Scholes pricing model using the following assumptions; term ten years, risk free interest rate 3.99% (July 31, 2008) and 3.65% (October 22, 2008), and volatility of 55.33%.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 7 — Stockholders’ Equity
Convertible Redeemable Preferred Stock
As of December 31, 2008 and 2007, the Company has authorized 13,392,034 and 20,528,948 shares of Series A Convertible Redeemable Preferred Stock (“Series A”). In 2006, 2007 and 2008, the Company issued 9,307,070, 2,756,089 and 546,414 shares of Series A stock at $0.16654 per share net of $33,327 in issuance costs.
As of December 31, 2008 and 2007, the Company has authorized 18,240,693 and 0 shares of Series B Convertible Redeemable Preferred Stock (“Series B”). In 2008, the Company issued 17,009,495 shares of Series B stock at $0.32893 per share net of $68,316 in issuance costs.
Dividend Rights
In the event dividends are paid on any share of Common Stock, the Company shall pay such dividends on all outstanding shares of Series Preferred Stock, on an as-if-converted to common stock basis. Such dividends shall be payable only when, as and if declared by the board of directors and shall be non-cumulative.
Voting Rights
Each holder of shares of the Series Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series Preferred Stock would be converted. For so long as any shares of Series B Preferred remain outstanding, the majority vote of the holders of the Series B Preferred shall be necessary for effecting any changes in voting or other powers, preferences, or other rights, privileges or restrictions of the Series B Preferred. For so long as at least 3,500,000 shares of Series A Preferred and 4,800,000 shares of Series B Preferred (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series Preferred after the filing date) remain outstanding, the majority vote of the holders of the outstanding Series Preferred shall be necessary for effecting the following actions: (i) defined changes to the Certificate of Incorporation; (ii) any increase in the shares reserved under any of the Company’s stock purchase or stock option plan that results in such shares reserved exceeding 11.3% fully-diluted shares of Common Stock; (iii) any voluntary dissolution or liquidation of the Company or any reclassification or recapitalization of the outstanding capital stock of the Company; and (iv) any redemption, repurchase, payment or declaration of dividends or other distributions with respect to Common Stock or Preferred Stock, other than any redemption otherwise permitted.
For so long as at least 4,800,000 shares of Series B Preferred remain outstanding, the holders of Series B Preferred, voting as a separate class, shall be entitled to elect one (1) member of the Board of Directors. For so long as at least 3,500,000 shares of Series A Preferred remain outstanding, the holders of Series A Preferred, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors. The holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 7 — Stockholders’ Equity (continued)
Convertible Redeemable Preferred Stock (continued)
Liquidation Rights
Upon any liquidation, dissolution, or winding up of the Company, before any distribution or payment shall be made to the holders of any Common Stock or Series A Preferred, the holders of Series B Preferred shall be entitled to be paid out of Company assets an amount per share equal to the Series B Preferred original issue price plus all declared and unpaid dividends on the Series B Preferred. After the payment of the full liquidation preference of the Series B Preferred, before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred shall be entitled to be paid out of Company assets an amount equal to the Series A Preferred original issue price plus all declared and unpaid dividends on the Series A Preferred. After the payment of the full liquidation preferences of the Series B Preferred and Series A Preferred as set forth above, the assets of the Company shall be distributed ratably to the holders of Series Preferred and Common Stock on an as-if-converted to Common Stock basis until such holders of Series Preferred have received an aggregate amount per share of Series Preferred equal to two (2) times the Series B original issue price or Series A original issue price, as applicable; thereafter, the remaining assets of the Company shall be distributed to the holders of the Common Stock.
Conversion Rights
Each share of Preferred is convertible, at the option of the holder thereof, at any time after the date of issuance of such share, into such number of fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series Preferred can convert is obtained by multiplying the conversion rate that is in effect by the number of shares of Series Preferred being converted. The conversion rate is determined by dividing the liquidation price by the applicable conversion price (initially the original purchase price, as adjusted for certain dilutive events). Under the terms, each share of Series Preferred will be automatically converted into shares of Common Stock (based on the then-effective Series Preferred Conversion Price) if there is an affirmative election of the holders of the majority of the outstanding shares of Series Preferred or immediately upon the closing of a firmly underwritten public offering in which the per share price of shares offered is at least $1.64465 and the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $25,000,000.
Redemption Rights
The holders of the shares of Series B Preferred may require the Company to redeem all of the Series B Preferred in three annual installments. The first installment date is the fifth anniversary of the original issue date, February 12, 2013. The second and third installment dates are on the first two anniversaries of the first redemption date. On each redemption date, in exchange for Series B Preferred shares, the Company shall pay in cash to the holder the original price per share of $0.32893 plus any declared and unpaid dividends.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 7 — Stockholders’ Equity (continued)
Common Stock
As of December 31, 2008 and 2007, the Company has authorized 50,000,000 and 34,038,948, respectively, shares of common stock with a par value of $0.001. The Company has issued 11,510,000 shares of common stock to employees for cash and services at a fair market value of $0.001 per share as of December 31, 2008 and 2007. The stock issued is subject to a repurchase option of the Company as identified in the respective stock agreements. In the event the employee’s relationship with the Company terminates for any reason, the Company has an irrevocable option to repurchase the stock at a price the lower of (i) the original value per share ($0.001) or (ii) the fair market value per share of such stock as of the date of such repurchase, up to but not exceeding the number of shares of stock that have not vested as of such termination date in accordance with the terms in the individual stock purchase agreements. All shares issued are deemed as outstanding in the statement of stockholders’ equity.
Note 8 — Equity Incentive Plan
The Company has adopted the HiveLive, Inc. 2006 Equity Incentive Plan (the “Plan”). Under the Plan, the Board of Directors, at its discretion, may issue stock awards to any employee, director or consultant. Types of stock awards approved for issuance are incentive stock options, nonstatutory stock options, restricted stock awards and stock appreciation rights. As of December 31, 2007, the Common Stock issued under the Plan may not exceed in the aggregate 2,000,000 shares. On February 11, 2008 the Plan was amended increasing the number of shares that may be issued under the plan to a maximum of 5,500,000 shares. Incentive stock options may be granted only to employees. A ten percent stockholder shall not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Common Stock on the date of the grant and the option is not exercisable after the expiration of five years from the date of the grant. Other incentive stock options issued expire ten years from the date of the grant. These options, as well as any nonstatutory options granted, must have an exercise price not less than 100% of the fair market value of the Common Stock. Options granted vest in accordance with the individual option agreements as approved by the board of directors.

HIVELIVE, INC.
(A Development Stage Company)
Notes to Financial Statements
Note 8 — Equity Incentive Plan (continued)
A summary of stock option activity for the years ended December 31, 2008 and 2007 under the Plan is set forth below:

		Weighted
	Incentive Stock	Average
	Options	Exercise Price
Outstanding, January 1, 2007	$—	$—
Granted	1,075,000	0.02
Exercised	—	—
Forfeited	(95,000)	0.02

Outstanding, December 31, 2007	980,000	0.02
Granted	2,753,500	0.04
Exercised	—	—
Forfeited	(797,750)	0.03

Outstanding, December 31, 2008	$2,935,750	$0.04

Approximately 250,750 and 60,250 of the $0.02 and $0.04 options, respectively, are currently exercisable and have an approximate remaining useful life of 8.5 years.
The value of the options granted in 2008 were calculated using the Black-Scholes pricing model using the following assumptions; term 6.25 years, risk free interest rate 4.59% and volatility of 51.66%.
The value of the options granted in 2007 were calculated using the Black-Scholes pricing model using the following assumptions; term 6.25 years, risk free interest rate 4.69% and volatility of 55.33%.